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Tesla, Inc.

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1.            On May 3, 2024, Tesla, Inc. (“Tesla”) updated its websites, www.VoteTesla.com and www.Tesla.com, which contain information relating to its 2024 Annual Meeting of Stockholders. A copy of the updated website content can be found below (other than that previously filed).

A Message from Our Board Chair, Robyn Denholm At our Annual Meeting of Stockholders we have two especially Important proposals that we have put forward. We are asking you to make your voice and your vote heard by voting FOR these two proposals. Proposal Four A CEO Performance Award 100% Aligned with Stockholder Interests In 2018, stockholders approved a Performance Award that incentivized Elon to create tremendous value for everyone with a stake In Tesla Elon must hold any shares awarded through stock options for five years after the option Is exercised, lncentlvlzlng him to continue to drive growth into the future In under six years, Elon delivered a total shareholder naurn of nearly 1,100%: The ultra-ambitious plan was simple: If stockholders and the Company benefit, so does Elon. Stockho der s overwhelmingly voted to approve the plan in 2018 lf Elon failed to achieve unprecedented growth targets for Tesla, he would receive ZERO compensation. He did not fail Six years later, a Delaware Court Ignored this decision and ordered the plan be cancelled

Your Rights as Stockholders Need to Be Protected This important decision belongs to you, the owners of the Company. We're asking you to make your voices heard again and and uphold the outcome of your 2018 vote Learn More Proposal Three Bring Tesla Home to Texas We believe in stockholder rights. In Delaware, your vote was not respected and may not be in the future The Texas legal framework is strong and fair, and more appropriate to our mission Our global headquarters, largest manufacturing facility and future are in Texas We have thousands of employees in Travis County, Texas. We respect Texas. Texas respects us. Texas corporate law is deve oped We have received a tidal wave of communications from our stockholders asking Tesla to move from Delaware We Believe in Your Rights and Your Vote Matters Delaware took away those rights and voided the outcome of your vote. Let your voice be heard and make our business home our legal home Learn More Tesla C 2024 Privacy & Legal

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Proposal Four

2018 CEO Performance Award

In 2018, Tesla stockholders overwhelmingly approved a CEO Performance Award that incentivized Elon Musk to deliver transformative and unprecedented growth.

In order to receive any compensation whatsoever for his work as CEO, Elon needed to meet ultra-ambitious financial and operational targets over a 10-year period. Elon met these targets, which created tremendous value for stockholders.

~1,100% TSR

Since award was granted in 2018*

Turned Around Profitability

From $2.2 billion loss to $15.0 billion profit**

7x Number of Vehicles Produced

From 254,530 in 2018 to 1,845,985 in 2023

10s of Millions

Fewer metric tons of CO2 prevented from entering Earth's atmosphere

Performance Award Did What It Was Designed To Do

The 2018 Award did what the independent directors of our Board designed it to do – incentivize Elon to deliver the type of extraordinary results that most thought were impossible.

The premise of the 2018 CEO Performance Award was simple:


Board approves plan after lengthy design process
Elon hits ambitious targets, creating stupendous value for stockholders
Elon receives stock options commensurate with that achievement
Elon fails to achieve the ambitious growth targets for Tesla
Elon receives ZERO compensation
Critically, the CEO Performance Award was designed not only to incentivize Elon to remain at the helm of Tesla, but also to continue to strive for exponential value creation well into the future.
To ensure Elon's incentives continue to align with stockholder interests, the package requires him to hold any shares awarded through stock options for five years after he exercises those options.

We Believe in Stockholder Democracy – Your Rights Need to Be Protected

In an unprecedented decision, earlier this year, a Delaware Court stepped in to side with a plaintiff – who owned just nine Tesla shares when he sued Tesla – and ordered the CEO Performance Award be cancelled, despite 73% of disinterested stockholders voting to approve it six years ago.

The Court's decision, if implemented, means that Elon would not receive any compensation for the tremendous accomplishments that have generated significant stockholder returns in less than six years.

We don't believe one judge's opinion should be able to overturn the decisions of millions of our stockholders.

* As measured from March 2018 through year-end 2023.

** Refers to 2017 and 2023 net loss/net income, as disclosed on Form 10-K, respectively. 2023 net income included a one-time non-cash tax benefit of $5.93 billion for the release of valuation allowance on certain deferred tax assets.

Resounding Support from Our Stockholders "With regard to the 2018 compensat1on], we do not think it's fair to set out a new set of options sub1ect to a fresh set of performance hurdles The requirements of the 7018 package were extraordinarily amb1t1ous and they were delivered It 1s not reasonable for investors to expect to re absorb the canceled options and consider all that value creation to have been delivered to us for no cons1derat1on Therefore, ,f 11 1s legally advisable, we suggest simply subJecting the original 2018 packago to a new shareho dor A Top 10 Stockholder Vote FOR the Ratification of the 2018 CEO Performance Award Make your voices heard and vote FOR what you already said you wanted Tesla r 2024 Privacy & Legal

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Proposal Three

Bring Tesla Home to Texas

Moving to Texas for the Benefit of Our Company, Mission and Stockholders

The Texas legal framework is strong, fair and more appropriate to our mission. The decision to redomicile in Texas has been under consideration by independent directors for some time and approved by an independent and disinterested Special Committee. It is responsive to feedback from our stockholders – large and small – who have urged us to leave Delaware for a location more conducive to our growth plans.

Why Texas?

- ✔ Our global headquarters – and future – are in Texas
- ✔ Our largest manufacturing facility – Gigafactory Texas – is based there and we are continuing to invest in the expansion of our campus, which we believe is the second-largest building by volume in the world
- ✔ We have thousands of employees in Travis County, Texas
- ✔ Reincorporating in Texas builds on Tesla's relationships with the state and local communities
- ✔ Redomiciling requires NO change to headquarters, job, management, properties, facilities, headcount, obligations, assets, liabilities or net worth
- ✔ Texas corporate law is well developed
- ✔ The Texas legal regime is strong, fair and more appropriate to our mission
- ✔ The state has invested in a specialty business court to handle complex commercial matters

Why Not Delaware?

- ✖ Present growing uncertainty about the future of Delaware corporate law
- ✖ The Delaware Court has demonstrated its ability and willingness to make decisions contrary to the will of our stockholders
- ✖ Recent and future litigation risks distracting us from executing on our mission
- ✖ We spend significant time and resources defending Delaware legal challenges to our business decisions
- ✖ Raises doubts about our ability to attract, reward and retain executives and our ability to honor contracts and commitments
- ✖ No material operations

We believe in the rights of our stockholders. In Delaware, your vote was not respected.

Vote FOR Taking Tesla to Our Business Home of Texas

How to Vote

Tesla © 2024 Privacy & Legal

TESLA
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FAQ



Close All

Why am I being asked to vote on the CEO Performance Award from six years ago?

On January 30, 2024, a Delaware Court sided with a plaintiff who owned just nine Tesla shares when he sued and ordered the cancellation of the 2018 CEO Performance Award, even though it was approved by approximately 73% of all votes cast by stockholders (excluding Elon and Kimbal).

We don't agree with the Delaware Court and are giving stockholders another opportunity to make their voices heard and ratify the 2018 CEO Performance Award.

If stockholders already approved the 2018 CEO Performance Award and the judge ordered it cancelled, why am I being asked to vote on it again? Will it reverse the judge's decision?

We are seeking a second stockholder vote to ratify the 2018 CEO Performance Award.

The Company is asking stockholders to ratify the 2018 CEO Performance Award on two alternative legal theories. The first is Delaware common law ratification and the second is statutory ratification.

To the extent that the ratification were upheld, we believe a second vote would reinstate the 2018 CEO Performance Award and ensure Elon gets paid for the tremendous value he has delivered as CEO.

Why is Tesla proposing that the Company reincorporate in Texas?

Tesla's headquarters – and its future – are in Texas. In 2021, the Company relocated its global headquarters to Texas and our largest manufacturing facility is located in the state. We employ a significant number of people at Gigafactory Texas. Texas is our home.

The Delaware Court has shown that it will ignore the will of our stockholders. We believe in stockholder rights. We believe Texas Courts will respect those rights.

Therefore, we are asking our stockholders to approve incorporating the Company in Texas, where we believe the legal framework is strong, fair and more appropriate to our mission.

Who may attend Tesla's annual meeting?

Tesla's 2024 Annual Meeting will be held at Tesla's Gigafactory Texas located in Austin, Texas and will be webcast live.

We can accommodate a limited number of stockholders at the in-person meeting due to capacity restrictions. To maximize fairness, Tesla will conduct a random drawing to determine which stockholders can attend in person.

If you were a stockholder of record or a beneficial owner at the close of business on April 15, 2024, you must register on our stockholder platform to be eligible for the drawing.

Can Tesla stockholders outside the U.S. vote in the Annual General Meeting?

All Tesla stockholders are entitled to vote in Tesla's annual meeting. However, the process to vote may be different for stockholders based outside of the U.S. Please refer to our How to Vote page to see all voting options available to you. If you have not received voting instructions, please contact your bank or broker. If you continue to experience issues, please contact our proxy solicitor, Innisfree, at +1 (412) 232-3651.

What's the deadline to submit my vote online or by phone?

Don't wait – vote NOW! Voting is quick and easy.

For registered stockholders and most stockholders beneficially holding shares via a bank or broker, the deadline to vote online or by phone is 10:59 p.m. Central Time on June 12, 2024. Registered stockholders may also vote at the virtual Annual Meeting. Please review and follow any applicable deadlines set forth on your proxy materials.

Tesla © 2024 Privacy & Legal

April 17, 2024 Teslei Letter to Stockholders Tesla e 2024 Privacy & Legal

A Message from Our Board Chair, Robyn Denholm Tesla 10 2024 Privacy & Legal

April 17, 2024 April 17, 2024 A Performence Awerd 100% Aligned with Stockholder Interests Bring Tesla Home to Texes Tesla� 2024 Privacy & Legal

April 24, 2024 April 12, 2024 Teslei Definitive Proxy Filing Report of the Special Committee of the Testa Board of Directors Tesla� 2024 Privacy & Legal

Voting Your Shares is Quick and Easy Don't wait vote NOW. Whether or not you plan to attend the Annual Meeting, please vote FOR Proposal Three: Incorporating Tesla in Texas and Proposal Four Ratifying the 2018 CEO Performance Award Vote Online The voting materials you n�ceived via mail or email include your individual control number Once located, click the link below for directions on how to vote your shares via your specific brokerage If you have received proxy materials by e-mail, you can simply click the link and follow the ins!ructlons How to Vote Online Vote by Phone The voting materials you receive via mall include a phone number. Dial that number and follow the prompts to vote your shares How to Loc.:ite Phone Number Questions? 'ii, l!:J Vote by QR Code The voting materials you receive via mail will Include a QR code, which you can scan and follow the instructions to vote your shares How to Loceite OR Code m Vote by Mail If you received voting materlals in the mall, you will be able to mark, sign, date and return the proxy card or other voting materials in the pre-paid envelope provided How to Identity Meiiling If you nood holp voting your shams or have any questions, please contact our proxy solicitor, lnnisfroo M&A Incorporated Stockholders +l (877) 800-5182 (US and Canada) or +1 (412) 232-3651 (all othor countnos) Banks and Brokers +1 (212) /!>0-!>833 (collect) Tesla r 2024 Pr1vacy & legal

Vote by Mail If you received voting materials in the mail, mark, sign, date and return the voting form in the pre-paid envelope provided. ---·-- -= m □ a• �--:::;� ,::;_; � ------------- . -- --- - =---• ..��;:;:�??�:: ...:"7-:«�= -��ffi;g- .. ·=�-u--- •

Vote by Phone The voting materials you receive by mail include a phone number. Dial the number and follow the prompts to vote your shares.

Vote by QR Code The voting materials you receive by mail will include a QR code, which you can scan and follow the instructions to vote your shares.

How To Vote Your TSLA Shares The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'. Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed. f-' Fidelity 0 Robinhood � Interactive Brokers LLC ® TD Ameritrade Clearings, Inc • Charles Schwab & CO., LLC E"Trade Securities LLC � Merrill Lynch \!', Vanguard Brokerage Services • Morgan Stanley Ifill ALL OTHER BROKERS Tesla � 2024 Subscrlpllon Preferences Contact & FAQ Privacy & Legal

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We advise Tesla shareholders to vote with management recommendations.

To learn more, please read our 2024 Proxy Statement.

How To Vote Your TSLA Shares

The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'.

Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed.

Fidelity

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2024 using the following keywords: "Fidelity.Investments.email@shareholderdocs.fidelity.com"

Open the email and follow described instructions to vote.

If you cannot locate this email, try voting by mail, phone or QR code.

Robinhood

Interactive Brokers LLC

TD Ameritrade Clearings, Inc

Charles Schwab & CO., LLC

E*Trade Securities LLC

Merrill Lynch

Vanguard Brokerage Services

Morgan Stanley

ALL OTHER BROKERS

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How To Vote Your TSLA Shares The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'. Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed. f-' Fidelity 0 Robinhood To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2024 using the following keywords: "noreply�robinhood.com Tesla" QI Open the email and click VOTE. If you cannot locate this email, try voting by mail phone or OR code. � Interactive Brokers LLC @ TD Ameritrade Clearings, Inc • Charles Schwab & co., LLC * E"Trade Securities LLC (8 Merrill Lynch \!J Vanguard Brokerage Services • Morgan Stanley Ifill ALL OTHER BROKERS Tesla � 2024 Subscription Preferences Contact & FAQ Privacy & Legal

How To Vote Your TSLA Shares The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'. Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed. f-' Fidelity 0 Robinhood � Interactive Brokers LLC To cast your vote online, you'll need lo search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2024 using the following keywords: "interactivebrokersjtproxydocs.com Tesla" 6) Open the email and follow described instructions. If you cannot locate this email, try voting by mail phone or OR code. @ TD Ameritrade Clearings, Inc • Charles Schwab & co., LLC * E"Trade Securities LLC (8 Merrill Lynch \!J Vanguard Brokerage Services • Morgan Stanley Ifill ALL OTHER BROKERS Tesla � 2024 Subscription Preferences Contact & FAQ Privacy & Legal

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Account

Shareholder Vote Guide

We advise Tesla shareholders to vote with management recommendations.

To learn more, please read our 2024 Proxy Statement.

How To Vote Your TSLA Shares

The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'.

Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed.

Fidelity

Robinhood

Interactive Brokers LLC

TD Ameritrade Clearings, Inc

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Search for an email received in 2024 using the following keywords: "id@proxyvote.com Tesla"

Open the email and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code.

Charles Schwab & CO., LLC

E*Trade Securities LLC

Merrill Lynch

Vanguard Brokerage Services

Morgan Stanley

ALL OTHER BROKERS

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How To Vote Your TSLA Shares The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'. Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed. f-' Fidelity 0 Robinhood � Interactive Brokers LLC ® TD Ameritrade Clearings, Inc • Charles Schwab & CO., LLC To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2024 using the following keywords: �id:Wproxyvote.com Tesla" 61 Open the email and follow described instructions. If you cannot locate this email, try voting by mail, phone or OR code. * E"Trade Securities LLC (8 Merrill Lynch \!J Vanguard Brokerage Services • Morgan Stanley Ifill ALL OTHER BROKERS Tesla � 2024 Subscription Preferences Contact & FAQ Privacy & Legal

How To Vote Your TSLA Shares The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'. Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed. f-' Fidelity 0 Robinhood � Interactive Brokers LLC ® TD Ameritrade Clearings, Inc • Charles Schwab & CO., LLC E"Trade Securities LLC To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2024 using the following keywords: "id:a:lproxyvote.com Tesla" 61 Open the email and follow described instructions. If you cannot locate this email, try voting by mail, phone or OR code (8 Merrill Lynch \!J Vanguard Brokerage Services • Morgan Stanley Ifill ALL OTHER BROKERS Tesla � 2024 Subscription Preferences Contact & FAQ Privacy & Legal

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Shareholder Vote Guide

We advise Tesla shareholders to vote with management recommendations.

To learn more, please read our 2024 Proxy Statement.

How To Vote Your TSLA Shares

The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'.

Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed.

Fidelity

Robinhood

Interactive Brokers LLC

TD Ameritrade Clearings, Inc

Charles Schwab & CO., LLC

E*Trade Securities LLC

Merrill Lynch

To cast your vote online, please click on this link:

https://olui2.fs.ml.com/Records/ShareholderNotices.aspx

Click on "Annual Meeting" next to your Tesla security in order to vote.

If you cannot locate this email, try voting by mail, phone or QR code.

Vanguard Brokerage Services

Morgan Stanley

ALL OTHER BROKERS

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How To Vote Your TSLA Shares The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'. Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed. f-' Fidelity 0 Robinhood � Interactive Brokers LLC ® TD Ameritrade Clearings, Inc • Charles Schwab & CO., LLC E"Trade Securities LLC � Merrill Lynch \!', Vanguard Brokerage Services To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2024 using the following keywords: "id'<ilproxyvote.com Tesla" 61 Open the email and follow described instructions. If you cannot locate this email, try voling by mail, phone or OR code . • Morgan Stanley Ifill ALL OTHER BROKERS Tesla � 2024 Subscription Preferences Contact & FAQ Privacy & Legal

How To Vote Your TSLA Shares The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'. Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed. f-' Fidelity 0 Robinhood � Interactive Brokers LLC ® TD Ameritrade Clearings, Inc • Charles Schwab & CO., LLC E"Trade Securities LLC � Merrill Lynch \!', Vanguard Brokerage Services • Morgan Stanley To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account). Search for an email received in 2024 using the following keywords: ffid'ii:proxyvote.com Teslaff 61 Open the email and follow described instructions. If you cannot locate !his email, try voling by mail. phone or OR code. Ifill ALL OTHER BROKERS Tesla � 2024 Subscription Preferences Contact & FAQ Privacy & Legal

TESLA | Investor Relations

Dashboard Impact SEC Filings Corporate Governance Press Releases Account

Shareholder Vote Guide

We advise Tesla shareholders to vote with management recommendations.

To learn more, please read our 2024 Proxy Statement.

How To Vote Your TSLA Shares

The voting process may vary depending on your broker. To learn how to cast your vote, please select your broker from the list below. If your broker is not listed, select 'All Other Brokers'.

Many brokers outside of the US don't allow retail shareholders to vote. Check with your broker if proxy voting is allowed.

- Fidelity
- Robinhood
- Interactive Brokers LLC
- TD Ameritrade Clearings, Inc
- Charles Schwab & CO., LLC
- E*Trade Securities LLC
- Merrill Lynch
- Vanguard Brokerage Services
- Morgan Stanley
- ALL OTHER BROKERS

To cast your vote online, you'll need to search for a specific email in your inbox, which may be in your spam folder (same email address that is associated with your broker account).

Try searching for each of these three terms to see if you can locate an email from your broker sent in 2024:

"id@proxyvote.com Tesla"

"@proxydocs.com Tesla"

"@saytechnologies.com Tesla"

If you find an email, open it and follow described instructions.

If you cannot locate this email, try voting by mail, phone or QR code.

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Investors annua1shareholder@tesla.com Tesla (I 2024 Privacy & Legal Voting lnnisfree M&A Incorporated +1 (877) 800-5182 {US. and Canada) +1 (412) 232-3651 (all other countries)

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Additional Information and Where to Find It

Tesla, Inc. ("Tesla") has filed with the Securities and Exchange Commission (the "SEC") a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Tesla's 2024 annual meeting (the "Definitive Proxy Statement"). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2024 annual meeting. STOCKHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING. Stockholders are able to obtain free copies of these documents and other documents filed with the SEC by Tesla through the website maintained by the SEC at sec.gov. In addition, stockholders are able to obtain free copies of these documents from Tesla by emailing Tesla's Investor Relations at ir@tesla.com, or by visiting Tesla's Investor Relations page.

Participants in the Solicitation

The directors and executive officers of Tesla may be deemed to be participants in the solicitation of proxies from the stockholders of Tesla in connection with 2024 annual meeting. Information regarding the interests of participants in the solicitation of proxies in respect of the 2024 annual meeting is included in the Definitive Proxy Statement.

Forward-Looking Statements

Certain statements in this website are forward-looking statements that are subject to risks and uncertainties. These forward-looking statements are based on management's current expectations. Various important factors could cause actual results to differ materially, including the risks identified in our SEC filings. Tesla disclaims any obligation to update any forward-looking statement contained in this website.

Tesla © 2024 Privacy & Legal

R. Denholm Video Transcript

00:00:00:00 - 00:00:09:01

I'm Robyn Denholm, Chair of the Tesla Board of Directors. On June 13th, we will hold our annual meeting of stockholders.

00:00:09:01 - 00:00:16:12

This year, we have two especially important proposals that we have put forward and we need your vote.

00:00:16:12 - 00:00:24:04

These proposals are absolutely critical to fuel Tesla's future growth and the value of your investment.

Ratify the 2018 CEO Performance Award

00:00:28:04 - 00:00:33:09

The first proposal relates to a decision you collectively have already made.

00:00:33:10 - 00:00:48:00

In 2018, stockholders overwhelmingly approved a CEO Performance Award that incentivized Elon to lead Tesla and hit ambitious financial and operational targets in ten years.

00:00:48:00 - 00:00:57:23

Back then, these targets seemed so far-fetched, so extraordinarily ambitious, that the skeptics called them laughingly impossible.

00:00:57:24 - 00:01:10:22

If he failed, Elon was entitled to receive no salary, no cash bonuses and no equity that would vest simply by the passage of time under the award.

00:01:11:02 - 00:01:17:17

But if Elon was able to make it happen, you and all other stockholders would reap the benefits.

00:01:17:17 - 00:01:26:19

The award worked. Elon cut the timeline in half and led Tesla to hit those jaw dropping key targets.

00:01:26:20 - 00:01:49:08

We grew revenues from $11.8 billion to $96.8 billion.1 Turned around profitability from $2.2 billion loss to a $15 billion profit.2 Increased the value of the company from $53.7 billion to more than $790 billion.3

00:01:49:08 - 00:01:56:16

And oversaw groundbreaking innovations in artificial intelligence and sustainable energy.

00:01:56:16 - 00:02:05:24

His success is shared by all stockholders. You saw the value of your investments increase nearly 1,100%.4

00:02:05:24 - 00:02:13:05

Importantly, the award also aligns Elon's incentives with yours.

00:02:13:05 - 00:02:27:09

Over the long-term, Elon is required to hold any shares acquired through the award for five additional years after the option is exercised. At this time, none of those stock options have been exercised.

00:02:27:09 - 00:02:39:12

The five year clock has not even started yet. Which means Elon is incentivized to drive the same growth that we've seen over the past five years for many years to come.

Delaware Decision

00:02:43:20 - 00:02:59:19

Earlier this year, in an unprecedented decision, a Delaware court ordered the cancellation of the 2018 CEO Performance Award, which our stockholders had already approved by a large margin.

00:02:59:19 - 00:03:12:12

As a result, Elon has not received any compensation for the past six years of service to Tesla, despite the astonishing growth and value creation he has overseen.

00:03:12:12 - 00:03:23:10

1 Refers to 2017 and 2023 full-year revenue, respectively.

2 Refers to 2017 and 2023 net loss / net income, as reported on Form 10-K, respectively. 2023 net income included a one-time non-cash tax benefit of $5.93 billion for the release of valuation allowance on certain deferred tax assets.

3 Refers to market capitalization as of March 21, 2018 (date of the stockholder approval) and end of 2023, respectively.

4 Tesla total shareholder return from 2018 through YE 2023

We don't believe one judge's opinion should void the will of millions of votes cast by all of the owners of the company. And that's you.

00:03:23:10 - 00:03:33:14

So once again, we are asking you to make your voices heard by voting for the ratification of the 2018 Performance Award.

00:03:33:14 - 00:03:47:06

The Tesla of today is utterly transformed from the Tesla it was in 2018, thanks in large part to Elon's leadership and vision. We are on the cusp of our next great growth wave.

00:03:47:08 - 00:04:01:20

You have seen for yourself what five years under the leadership of an incentivized Elon can do to the value of your investment. Protect that same value creation potential for the future.

Bring Tesla Home to Texas

00:04:05:23 - 00:04:38:05

The second proposal we are asking for your support on would incorporate Tesla in Texas, our home state. Tesla is currently incorporated in Delaware, but Texas is our home. In 2021, we moved our corporate headquarters to Texas and our largest manufacturing facility, Giga Texas, is also located in the state. Further, the board and I are also increasingly troubled by the growing uncertainty of Delaware corporate law.

00:04:38:07 - 00:04:45:05

We believe the Texas legal system is strong and fair and more appropriate to our vision.

00:04:45:04 - 00:04:54:06

We've received letters from thousands of Tesla stockholders, large and small, supporting a move. And we have heard you.

00:04:54:05 - 00:05:04:00

We believe in your rights. We believe your votes matter. Delaware took away those rights and voided the outcome of your vote.

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So let your voice be heard and vote in favor of making Tesla's business home our legal home.

Vote FOR Tesla’s Proposals

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These two proposals are incredibly important to the future of our company.

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We are asking you to make your voice be heard and your vote heard by voting for these two proposals.

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For more information, including how to vote your shares, please visit VoteTesla.com.

Your Vote Matters

Protect Tesla and vote FOR our two proposals

VoteTesla.com

Additional Information and Where to Find It

Tesla, Inc. (“Tesla”) has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Tesla’s 2024 annual meeting (the “Definitive Proxy Statement”). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2024 annual meeting. STOCKHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING. Stockholders are able to obtain free copies of these documents and other documents filed with the SEC by Tesla through the website maintained by the SEC at www.sec.gov. In addition, stockholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com

Participants in the Solicitation

The directors and executive officers of Tesla may be deemed to be participants in the solicitation of proxies from the stockholders of Tesla in connection with 2024 annual meeting. Information regarding the interests of participants in the solicitation of proxies in respect of the 2024 annual meeting is included in the Definitive Proxy Statement.

Forward-Looking Statements

Certain statements in this document are forward-looking statements that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations. Various important factors could cause actual results to differ materially, including the risks identified in our SEC filings. Tesla disclaims any obligation to update any forward-looking statement contained in this document.

PRIVILEGED & CONFIDENTIAL DRAFT PREPARED AT THE REQUEST OF COUNSEL FOR HYPOTHETICAL PLANNING PURPOSES ONLY This is Not a Unilateral Decision Reincorporating in Texas Benefiting the Company, Our Mission and Our Stockholders Has been under consideration by independent directors for some time Approved by an independent & disinterested Special Committee Responsive to a tidal wave of communications from stockholders asking us to leave Delaware for a location more conducive to our growth plans The Delaware Court’s willingness to ignore the will of Tesla stockholders contradicts the democratic values we promote as a Company We Believe in the Rights of Our Stockholders. In Delaware, Your Vote was Not Respected. Bring Tesla Home to Texas. Protect Your Investment. Why Texas? a Our global headquarters – and future – are in Texas a Our largest manufacturing facility – Gigafactory Texas – is based there a We have thousands of employees in Travis County, Texas a Redomiciling requires NO change to headquarters, job, management, properties, facilities, headcount, obligations, assets, liabilities or net worth a Texas corporate law is developed a The state has invested in a specialty business court to handle corporate matters Why Not Delaware? ´ Growing uncertainty about the future of Delaware corporate law ´ The Delaware Court has demonstrated its ability and willingness to make decisions contrary to the will of our stockholders ´ Recent and future litigation risks distracting us from executing on our mission ´ We spend significant time and resources defending Delaware legal challenges to our business decisions ´ Raises doubts about our ability to attract, reward and retain executives and our ability to honor contracts and commitments Additional Information and Where to Find It Tesla, Inc. (“Tesla”) has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Tesla’s 2024 annual meeting (the “Definitive Proxy Statement”). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2024 annual meeting. STOCKHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING. Stockholders are able to obtain free copies of these documents and other documents filed with the SEC by Tesla through the website maintained by the SEC at www.sec.gov. In addition, stockholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com. Participants in the Solicitation The directors and executive officers of Tesla may be deemed to be participants in the solicitation of proxies from the stockholders of Tesla in connection with 2024 annual meeting. Information regarding the interests of participants in the solicitation of proxies in respect of the 2024 annual meeting is included in the Definitive Proxy Statement. Forward-Looking Statements Certain statements in this document are forward-looking statements that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations. Various important factors could cause actual results to differ materially, including the risks identified in our SEC filings. Tesla disclaims any obligation to update any forward-looking statement contained in this document. Tesla © 2024

Rider G

Rider H

2.            On May 3, 2024, the following email was sent to stockholders.

Subject: Vote Your TSLA Shares Today

Vote Your TSLA Shares Today

Stockholders: we need your vote, including on two important proposals.

Protect your rights | Protect your investment | Protect Tesla’s extraordinary growth potential.

Vote Now

Additional Information and Where to Find It

Tesla, Inc. (“Tesla”) has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for Tesla’s 2024 annual meeting (the “Definitive Proxy Statement”). The Definitive Proxy Statement contains important information about the matters to be voted on at the 2024 annual meeting. STOCKHOLDERS OF TESLA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TESLA HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT TESLA AND THE MATTERS TO BE VOTED ON AT THE 2024 ANNUAL MEETING. Stockholders are able to obtain free copies of these documents and other documents filed with the SEC by Tesla through the website maintained by the SEC at www.sec.gov. In addition, stockholders are able to obtain free copies of these documents from Tesla by contacting Tesla’s Investor Relations by e-mail at ir@tesla.com, or by going to Tesla’s Investor Relations page on its website at ir.tesla.com.

Participants in the Solicitation

The directors and executive officers of Tesla may be deemed to be participants in the solicitation of proxies from the stockholders of Tesla in connection with 2024 annual meeting. Information regarding the interests of participants in the solicitation of proxies in respect of the 2024 annual meeting is included in the Definitive Proxy Statement.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting Tesla’s current expectations that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements concerning its goals, commitments, strategies and mission, its plans and expectations regarding the proposed redomestication of Tesla from Delaware to Texas (the “Texas Redomestication”) and the ratification of Tesla’s 2018 CEO pay package (the “Ratification”), expectations regarding the future of litigation in Texas, including the expectations and timing related to the Texas business court, expectations regarding the continued CEO innovation and incentivization under the Ratification, potential benefits, implications, risks or costs or tax effects, costs savings or other related implications associated with the Texas Redomestication or the Ratification, expectations about stockholder intentions, views and reactions, the avoidance of uncertainty regarding CEO compensation through the Ratification, the ability to avoid future judicial or other criticism through the Ratification, its future financial position, expected cost or charge reductions, its executive compensation program, expectations regarding demand and acceptance for its technologies, growth opportunities and trends in the markets in which we operate, prospects and plans and objectives of management. The words “anticipates,” “believes,” “continues,” “could,” “design,” “drive,” “estimates,” “expects,” “future,” “goals,” “intends,” “likely,” “may,” “plans,” “potential,” “seek,” “sets,” “shall,” “spearheads,” “spurring,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Tesla may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on Tesla’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. These forward-looking statements involve risks and uncertainties that could cause Tesla’s actual results to differ materially from those in the forward-looking statements, including, without limitation, risks related to the Texas Redomestication and the Ratification and the risks set forth in Part I, Item 1A, “Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and that are otherwise described or updated from time to time in Tesla’s other filings with the SEC. The discussion of such risks is not an indication that any such risks have occurred at the time of this filing. Tesla disclaims any obligation to update any forward-looking statement contained in this document.